Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) Dated May 1, 2012,

Prospectus (Class Y shares) Dated May 1, 2012, and Statement of Additional Information (Class A, C, K,

Y shares) Dated May 1, 2012 (as revised May 15, 2012) (“SAI”)

Prospectuses – Investment Team

Effective July 1, 2012, the section of the Prospectuses for RS Strategic Income Fund entitled “Investment Team” is restated to read in its entirety as follows:

Leslie Barbi, Kevin Booth, CFA, Howard W. Chin, Robert J. Crimmins Jr., and Marc Gross, have each been a member of the investment team of the Fund since its inception. David J. Marmon has been a member of the investment team of the Fund since July 1, 2012.

Prospectuses – Investment Team Biological Information

Effective July 1, 2012, the following information is added to the “Investment Team Biographical Information” section of the Prospectuses:

David J. Marmon

David has been a member of the investment team of RS Strategic Income Fund since 2012. David is a Managing Director for Guardian Life and Head of Global Fixed Income Portfolio Management. He has over 20 years experience in fixed income portfolio management with leadership positions in corporate credit, mortgage-backed securities as well as global developed and emerging markets. Prior to joining Guardian Life, David served as Head of Global Portfolios and US Core Portfolio Management at Fischer Francis Trees & Watts and held analyst and research positions at Chase, First Boston, and Yamaichi International in futures and options. David holds a B.A. in economics from Alma College, and an M.A. in economics from Duke University.

SAI – Portfolio Managers

Effective July 1, 2012, the sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 83, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of June 18, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David J. Marmon	RS Strategic Income Fund	None

Under “Other Accounts” on page 86, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of June 18, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[1]
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
David J. Marmon	0	$0	0	$0	2	$884,449

[1]	Includes an account that Mr. Marmon will manage as of July 1, 2012.

Effective July 1, 2012, Jonathan Jankus is no longer a portfolio manager of RS Strategic Income Fund and all references to Mr. Jankus in the Prospectuses and Statement of Additional Information solely with respect to RS Strategic Income Fund are removed.

June 19, 2012